THE CALDWELL & ORKIN FUNDS, INC.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

Supplement dated December 31, 2015 to the

Summary Prospectus dated August 30, 2015

Effective January 1, 2016, Caldwell & Orkin Funds, Inc. has changed the period for which redemption fees are assessed upon the redemption of Fund shares from six months to 90 days.  Accordingly, the Fund’s Summary Prospectus is revised as follows:

The following replaces the similar information in the Fee Table on page 1 of the Summary Prospectus:

Shareholder Fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%

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THE CALDWELL & ORKIN FUNDS, INC.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

Supplement dated December 31, 2015 to the

Prospectus dated August 30, 2015

Effective January 1, 2016, Caldwell & Orkin Funds, Inc. has changed the period for which redemption fees are assessed upon the redemption of Fund shares from six months to 90 days.  Accordingly, the Fund’s Prospectus is revised as follows:

The following replaces the similar information in the section entitled “Summary Section—Fee Table” on page 2 of the Prospectus:

Shareholder Fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%

The following replaces the similar information in the section entitled “Redeeming Your Shares” on page 21 of the Prospectus:

We will buy back (redeem) your shares at the next determined NAV on the day we receive a valid request for redemption. In order to discourage market timing and short-term trading, and to reduce the cost of account turnover to shareholders, we will assess a redemption fee of 2.00% of the value of the shares being redeemed if the shares have been held for less than 90 days. The redemption fee will be retained by the Fund for the benefit of the remaining shareholders and will not be paid to the Manager.  If the shares being redeemed were purchased on different days, the shares held the longest will be redeemed first in determining whether the redemption fee applies.

The following replaces the similar information in the section entitled “Redeeming Your Shares—Systematic Withdrawal Plan” on page 23 of the Prospectus:

Systematic Withdrawal Plan. We offer a Systematic Withdrawal Plan for Direct Shareholders who wish to withdraw a set dollar amount at regular intervals. There is no special fee for this service. To be eligible for the Systematic Withdrawal Plan, Regular (taxable) account holders must have at least $50,000 in their Caldwell & Orkin Market Opportunity Fund account and must withdraw at least $50,000 in their Caldwell & Orkin Market Opportunity Fund account and must withdraw at least $100 per transaction.  IRA and other retirement plan account holders must have at least $2,000 in their account, and are not subject to a minimum withdrawal amount per transaction.  Systematic withdrawals may be made bi-monthly, monthly, quarterly, semi-annually or annually, may be made between the 1st and the 25th of the month. If your regularly scheduled systematic withdrawal date falls on a weekend or holiday, your funds will be sent on the prior business day.  Payment may be made via a check mailed to the address of record, or sent electronically and deposited into a pre- determined bank account.  Please note that involuntary sales of Fund shares may result in taxable investment gains and / or investment losses.  Redemption fees will apply to shares sold through the Systematic Withdrawal Plan that were purchased within the last 90 days.  See “Redeeming Your Shares” above.  You may participate in the Systematic Withdrawal Plan by completing the appropriate section of the Automatic Investment / Telephone Redemption Privilege / Systematic Withdrawal Plan Election Form.  All requests to change or discontinue the Systematic Withdrawal Plan must be received in writing fifteen (15) days prior to the next scheduled withdrawal date. Please call the Fund at (800) 467-7903 if you wish to participate in the Systematic Withdrawal Plan.

The following replaces the similar information in the section entitled “Additional Information about Purchases and Redemptions—Disruptive Trading and Market Timing” on page 24 of the Prospectus:

We may also take action if we determine that a shareholder’s trading activity (measured by roundtrip trading or otherwise) is determined to be disruptive trading, even if applicable shares are held longer than 60 days. In addition, we may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.  In this regard, we impose a redemption fee of 2.00% of the value of the shares being redeemed if the shares have been held for less than 90 days as described in “Redeeming Your Shares”.  In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have simultaneous access to the underlying shareholder account information.  The Fund and financial intermediaries, however, attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing or disruptive trading and to impose restrictions on such activities.

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THE CALDWELL & ORKIN FUNDS, INC.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

Supplement dated December 31, 2015 to the

Statement of Additional Information dated August 30, 2015

Effective January 1, 2016, Caldwell & Orkin Funds, Inc. has changed the period for which redemption fees are assessed upon the redemption of Fund shares from six months to 90 days.  Accordingly, the Fund’s Statement of Additional Information (“SAI”) is revised as follows:

The following replaces the similar information in the section entitled “Management of the Fund—Board of Directors—Director Compensation” on page 16 of the SAI:

Effective June 1997, the Board of Directors agreed to receive their compensation entirely in shares of the Fund.  Accordingly, each Director who is not affiliated with the Manager receives shares of the Fund with a value equal to the cash compensation they would have otherwise received.  For example, if a Non-Chair Director is to receive $7,250 per meeting attended ($3,750 base fee plus $3,500 meeting fee), he receives $7,250 in shares of the Fund, with the net asset value of such shares being that which is next determined after the Board meeting is adjourned.  Although Directors would be subject to the 2.00% redemption fee if they redeem within 90 days, there are no other restrictions as to their ability to redeem or otherwise dispose of their shares.  Alternatively, Directors may elect to receive their compensation in cash, provided that they have committed to promptly purchase shares of the Fund for the amount of such compensation at the next determined net asset value after their order is received.

The following replaces the similar information in the section entitled “Redemption of Shares—General” on page 22 of the SAI:

GENERAL.  Shareholders may request redemption of their shares at any time by mail or telephone as provided below.  In order to discourage short-term trading and market timing, shareholders will be charged a 2.00% redemption fee upon the redemption of Fund shares where the redemption occurs within 90 days following the purchase of such shares. The redemption fee will be deducted from redemption proceeds and retained by the Fund for the benefit of the Fund's remaining shareholders. The redemption fee will not be paid to the Fund's Manager.  In determining whether a redemption fee is payable and, if so, the amount of such fee, it will be assumed that shares held the longest period of time by a shareholder are the first to be redeemed.  The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains) or held in employer-sponsored retirement plans, such as 401(k) plans.  The fee will apply to shares held through financial intermediaries (such as broker/dealer Omnibus accounts), IRA accounts and shares sold through a Systematic Withdrawal Plan, however.

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